                                                                     EXHIBIT 2.1


                  CONTRIBUTION AND RECAPITALIZATION AGREEMENT
                  -------------------------------------------

          This Contribution and Recapitalization Agreement (this "Agreement") is made as of September __, 1997, by and among The Petersen Companies, Inc., a Delaware corporation (the "Company"), Willis Stein & Partners, L.P. ("Willis Stein"), Nassau Capital Partners II, L.P. ("Nassau") and NAS Partners I, L.L.C. ("NAS" and, together with Willis Stein and Nassau, the "PIC Investors"), and each of the other Persons listed on the Schedule of Investors attached hereto (each, a "Holdings Investor" and all of such Persons, collectively, the "Holdings Investors"). The PIC Investors and the Holdings Investors are collectively referred to herein as the "Investors." Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in
Section 8 below.

          The Investors hold all of the outstanding capital stock of the Company and, with the Company, hold directly or indirectly all of the membership interests in Petersen Holdings, L.L.C., a Delaware limited liability company ("Holdings"), Petersen Publishing Company, L.L.C., a Delaware limited liability company ("Publishing"), and Petersen Investment Corp., a Delaware corporation ("PIC"). The Company and the Investors desire to consummate the transactions contemplated by this Agreement in order to facilitate an initial public offering and sale by the Company of shares of its common stock pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act (the "Company IPO"). The Company has engaged Morgan Stanley Dean Witter, Donaldson, Lufkin & Jenrette Securities Corporation, Alex. Brown & Sons Incorporated and Goldman Sachs & Co. to act as representatives of the underwriters of such offering (the "Underwriters") and, in connection therewith, contemplates entering into an underwriting agreement (the "Underwriting Agreement") with such persons.

          Immediately prior to the effectiveness of the registration statement filed with the SEC in connection with the Company IPO, the Company will file an amendment to its certificate of incorporation substantially in the form of Exhibit A hereto (the "Certificate of Amendment") with the Secretary of State of the State of Delaware to increase the number of authorized shares of Class A Common Stock, par value $.01 per share (the "Company Voting Stock"), and to increase the number of authorized shares of Class B Common Stock, par value $.01 per share (the "Company Non-Voting Stock" and, together with the Company Voting Stock, the "Company Stock"). Upon filing the Certificate of Amendment, each share of Company Voting Stock outstanding prior thereto (the "Old Company Voting Stock") will be canceled and the Company will issue to the holder thereof shares of Company Voting Stock on the terms set forth herein, and each share of Company Non-Voting Stock outstanding prior thereto (the "Old Company Non-Voting Stock" and, together with the Old Company Voting Stock, the "Old Company Stock") will be canceled and the Company will issue to the holder thereof shares of Company Non-Voting Stock on the terms set forth herein. Such amendment to the Company's certificate of incorporation, cancellation of the outstanding shares of Old Company Stock and issuance of Company Stock to the holders of Old Company Stock are referred to herein collectively as the "Recapitalization Transactions."

          The PIC Investors hold all of the outstanding shares of capital stock of PIC and the Holdings Investors hold all of the outstanding membership interests in Holdings, other than those membership interests in Holdings held by the Company or PIC. The PIC Investors desire to contribute to the Company all of the outstanding shares of PIC's Common Stock, par value $.01 per share (the "PIC Common Stock"), and all of the outstanding shares of PIC's Preferred Stock, par value $.01 per share (the "PIC Preferred Stock" and, together with the PIC Common Stock, the "PIC Stock"). The Holdings Investors desire to contribute to the Company all of their membership interests in Holdings, including all of their Class A Common Units, Class D Common Units and Preferred Units of Holdings (each as defined in the LLC Agreement and all referred to herein collectively as the "Holdings Units"). In exchange, the Company shall issue to the PIC Investors and the Holdings Investors shares of the Company Voting Stock or Company Non-Voting Stock, as provided herein. The transactions described in this paragraph and more particularly described below are referred to herein collectively as the "Contribution Transactions". The Contribution Transactions will be consummated immediately prior to the consummation of the Company IPO and are intended to be tax-free pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

          In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          Section 1. Recapitalization and Contribution.

          1A. Authorization of Company Stock. Prior to the Closing, the Company shall authorize the issuance to the Investors of shares of Company Voting Stock and shares of Company Non-Voting Stock in the amounts required to be issued to the Investors hereunder.

          1B. Contribution Transactions. Subject to the satisfaction or waiver of the conditions set forth in Section 3 below, each of the Investors and the Company agrees to and shall consummate, at the Closing, the following Contribution Transactions:

          (i) Each of the PIC Investors shall contribute, transfer and assign to the Company the number of shares of PIC Common Stock and the number of shares of PIC Preferred Stock set forth opposite its name on the Schedule of Investors, each of the Holdings Investors shall contribute, transfer and assign to the Company all of the Class A Common Units, and Preferred Units of Holdings held by such Holdings Investor, as set forth opposite its name on the Schedule of Investors, and each of the Class D Holders shall contribute, transfer and assign to the Company all of the Class D1 Common Units, Class D2 Common Units, Class D3 Common Units, Class D4 Common Units, Class D5 Common Units held by such Class D Holder.

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          (ii) In exchange for the PIC Stock and the Holdings Units contributed by the Investors, the Company shall issue a number of shares of Company Voting Stock to each of the Voting Investors and Company Non-Voting Stock to each of the Non-Voting Investors equal to:

               (a) in the case of PIC Preferred Stock and Preferred Units of Holdings, the quotient determined by dividing (x) the sum of the Accreted Value of the PIC Preferred Stock and Preferred Units of Holdings held by such Investor, by (y) the IPO Price; and

               (b) in the case of PIC Common Stock and Common Units of Holdings, the product determined by multiplying (x) the aggregate number of shares of PIC Common Stock, Class A Common Units and "Converted Class D Units" held by such Investor by (y) the Conversion Ratio.

          For purposes of the foregoing, each Class D Holder will be deemed to hold the number of "Converted Class D Units" set forth opposite such Class D Holder's name on the attached Schedule of Class D Units (which is equivalent to the number of Class A Common Units which are equal in value to the Class D Common Units held by such Class D Holder). Class D Holders will receive no other consideration in respect of their Class D Units.

          (iii) At the written election of any Investor, the Company shall, in lieu of issuing Company Voting Stock to such Investor, issue an equal number of shares of Company Non-Voting Stock to such Investor.

          1C. Recapitalization Transactions. Each of the Investors and the Company understands and agrees that, effective upon filing of the Certificate of Amendment, the shares of Old Company Voting Stock or Old Company Non-Voting Stock held by such Investor shall be canceled and deemed to be no longer outstanding, and the Company shall issue to each Investor:

          (i) the right to receive at the Closing a number of shares of Company Voting Stock or Company Non-Voting Stock, respectively, equal to the quotient determined by dividing (a) the Accreted Value of a number Preferred Units of Holdings equal to (x) the number of shares of Old Company Stock held by such Investor multiplied by (y) the Imputed Preferred Holdings Multiple by (b) the IPO Price; plus

          (ii) a number of shares of Company Voting Stock or Company Non-Voting Stock, respectively, equal to the product of (x) the number of shares of Old Company Stock held by such Investor, multiplied by (y) the Imputed Common Holdings Multiple, multiplied by (z) the Conversion Ratio.

          1D. Holdings Options. Each Investor hereby acknowledges and agrees that in accordance with the terms of the Holdings Options, contemporaneously with the consummation of the Contribution Transactions, (i) each of the Holdings Options shall cease to be exercisable to purchase Class A Common Units of Holdings and, in lieu thereof, shall automatically become exercisable, subject to the other terms and conditions set forth therein, to purchase up to a number

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of shares of Company Stock equal to the Unit Exercise Number thereof multiplied by the Conversion Ratio (provided that such maximum number of shares of Company Stock issuable under any Holdings Option shall be rounded up or down to the nearest whole share of Company Stock), and (ii) the exercise price per share of Company Stock for each of the Holdings Options shall be automatically adjusted to be equal to the Unit Exercise Price thereof divided by the Conversion Ratio. For purposes hereof, the "Unit Exercise Number" means, in respect of any Holdings Option, the maximum number of Class A Common Units obtainable upon exercise thereof immediately prior to consummation of the Contribution Transactions, and the "Unit Exercise Price" means, in respect of any Holdings Option, the price payable per Class A Common Unit upon exercise thereof immediately prior to consummation of the Contribution Transactions.

          1E. No Fractional Shares. If any fractional interest in a share of Company Stock would, except for the provisions of this Section 1E, be deliverable to any Investor upon contribution of such Investor's PIC Stock or Holdings Units or upon conversion of such Investor's Old Company Stock after taking into account and consolidating all shares of Company Stock to be issued to such Investor pursuant to the Recapitalization Transactions and the Contribution Transactions, such fractional interest shall be rounded up or down to the nearest whole share of Company Stock.

          1F. Closing. The closing of the Contribution Transactions (the "Closing") shall take place at the offices of Kirkland & Ellis, 200 E. Randolph Drive, Chicago, Illinois, or at such other place as may be agreeable to Willis Stein and the Company, immediately prior to the consummation of the Company IPO (the "Closing Date"). Upon execution of this Agreement, each Investor shall deliver to the Company stock certificates evidencing all of such Investor's outstanding shares of PIC Stock and Old Company Stock, duly endorsed in blank or accompanied by duly executed stock powers, and each Holdings Investor shall deliver to the Company such documentation as the Company may reasonably request to indorse such Holdings Investor's delivery to the Company of such Investor's Holdings Units. At the Closing, the Company shall cancel all such certificates and shall deliver to each Investor stock certificates evidencing the shares of Company Stock to be issued as described in Paragraphs 1B and 1C and as set forth on the Schedule of Investors, registered in such Investor's or its nominee's name (it being understood that such amounts of shares of stock set forth in the Schedule of Investors have been calculated assuming the IPO Price and a Closing Date as set forth therein, and that such amounts shall be adjusted in accordance with the provisions hereof if the actual IPO Price or Closing Date are different than as assumed).

          Section 2. Securityholders Agreement Matters. Each of the Investors hereby (a) acknowledges that it has received prompt written notice of the Company's intention to effect the Company IPO contemplated by the Underwriting Agreement pursuant to Section 5.2(a) of the Securityholders Agreement, (b) irrevocably waives any rights that it has pursuant to Section 5.2 of the Securityholders Agreement (the "Piggyback Rights") to have the Company include Registrable Securities (as defined in the Securityholders Agreement) in the Company IPO contemplated by the Underwriting Agreement and (c) acknowledges that the shares of Company Stock that are issued as described herein shall be "Manager Common Stock" and "Registrable Securities" within the meaning of the Securityholders Agreement.

          Section 3. Conditions to the Obligations of the Parties at the Closing.

          3A. Conditions to the Obligations of the Investors. The obligations of each of the Investors hereunder are subject to the satisfaction or waiver of the following conditions: (i) the representations and warranties of the Company are true and correct in all material respects at and as of the Closing as though then made, (ii) all conditions precedent to the consummation of the Company IPO shall have been satisfied or waived (including the conditions to the obligations of the parties to the Underwriting Agreement relating thereto between the Company and the underwriters party thereto) and (iii) the Certificate of Amendment shall have been duly filed with the Secretary of State of the State of Delaware and shall be in full force and effect under the laws of the State of Delaware.

          3B. Conditions to the Obligations of the Company. The obligations of the Company hereunder are subject to the satisfaction or waiver of the following conditions: (i) the representations and warranties of the Investors are true and correct in all respects at and as of the Closing as though then made, (ii) all conditions precedent to the consummation of the Company IPO shall have been satisfied or waived (including the conditions to the obligations of the parties to the Underwriting Agreement relating thereto between the Company and the underwriters party thereto), (iii) the Certificate of Amendment shall have been duly filed with the Secretary of State of the State of Delaware and shall be in full force and effect under the laws of the State of Delaware and (iv) the amendment to the Securityholders Agreement in the form of Exhibit B attached hereto shall have been executed by certain Investors and shall be in full force and effect.

          Section 4.  Representations and Warranties of the Investors.

          4A. Ownership of PIC Stock and Holdings Units. Each Investor severally represents and warrants to the Company that such Investor (i) is the beneficial and record owner of the amount of each class and type of PIC Stock, Holdings Units and Old Company Stock set forth opposite its name on the Schedule of Investors attached hereto, (ii) holds such PIC Stock, Holdings Units or Old Company Stock, as applicable, free and clear of all liens, charges and other encumbrances (subject only to liens, charges and other encumbrances pursuant to agreements with the Company), and (iii) holds no capital stock of PIC or the Company or membership interest in Holdings, other than the Class D Common Units of Holdings. Each of the Class D Holders represent and warrants to the Company that he has not transferred any interest in any of the Class D1 Common Units, Class D2 Common Units, Class D3 Common Units, Class D4 Common Units, Class D5 Common Units issued to him by Holdings and that he holds such interests free and clear of all liens, charges and other encumbrances (subject only to liens, charges and other encumbrances pursuant to agreements with the Company).

          4B. Transfer. Each Investor severally represents and warrants to the Company that such Investor has full power, authority and legal right to execute and deliver this Agreement and to perform the terms and provisions hereof.

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          4C.  Registration Statement.  Each Investor severally represents and warrants to the Company that such Investor has received and reviewed the prospectus included in the Amendment No.1 to Registration Statement on Form S-1 prepared by the Company and filed with the Securities and Exchange Commission on September 15, 1997 relating to the Company IPO (the "Registration Statement").

          4D. Capitalization of PIC. Each PIC Investor severally represents and warrants that as of the Closing, the authorized capital stock of PIC shall consist of 200,000 shares of PIC Preferred Stock, of which 121,000 shares shall be issued and outstanding, and 200,000 shares PIC Common Stock, of which 121,000 shares shall be issued and outstanding, and that PIC shall not have outstanding any other stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans.

          4E. Investment Intent; Accredited Investor. Each Investor severally represents and warrants that such Investor: (i) is acquiring the Restricted Securities acquired hereunder for its own account with the present intention of holding such securities for investment purposes and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent such Investor and the subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 6 hereof and the Securityholders Agreement; (ii) possesses knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the securities issued pursuant to this Agreement; and (iii) is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          Section 5.  Representations and Warranties of the Company.

          5A. Organization; Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and carry out the provisions of this Agreement and to issue the Company Stock.

          5B. Authorization. As of the Closing, all action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Company Stock will have been taken, and will constitute a valid and legally binding obligations of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities law.

          5C. Valid Issuance of Company Stock. The shares of Company Stock when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under the Securityholders Agreement and applicable state and federal securities laws.

          5D. Capitalization. As of the Closing, after the filing of the Certificate of Amendment and after giving effect to the Recapitalization Transactions and the Contribution Transactions, the authorized capital stock of the Company shall consist of (i) 5,000,000 shares of preferred stock, par value $.01 per share, of which no shares shall be issued and outstanding, (ii) 75,000,000 shares of Company Voting Stock, of which only the shares issued hereunder shall be issued and outstanding immediately prior to the issuance of shares in the Company IPO, and (iii) 25,000,000 shares of Company Non-Voting Stock, of which only the shares hereunder shall be issued and outstanding immediately prior to the issuance of shares in the Company IPO. Except for Holdings Options exercisable in the aggregate for 8,866.53 Class A Common Units, except for the obligations of the Company to issue Company Stock to the Underwriters pursuant to the Underwriting Agreement in connection with the Company IPO and except as otherwise described in the Registration Statement, the Company shall not have outstanding any other stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans.

          Section 6.  Transfer.

          6A. Restrictions. Restricted Securities are only transferable (i) pursuant to public offerings registered under the Securities Act, (ii) pursuant to Rule 144 or Rule 144A if such rules are available and (iii) subject to the conditions specified in Section 6B below, any other legally available means of transfer pursuant to the Securities Act.

          6B. Procedure for Transfer. In connection with the transfer of any Restricted Securities (other than a transfer referred to in clauses (i) or (ii) of Section 6A above), the holder thereof will deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of such Restricted Securities delivers to the Company an opinion of such counsel that no subsequent transfer of such Restricted Securities will require registration under the Securities Act. The Company will promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in
Section 6C below. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof will not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the agreements related to transfer of Restricted Securities contained in this Agreement.

          6C. Legend. Each certificate representing Restricted Securities shall be endorsed with the legend in substantially the form set forth below.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON __________, 1997 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE CONTRIBUTION AGREEMENT, DATED AS OF SEPTEMBER __, 1997, AS AMENDED AND MODIFIED FROM TIME TO TIME, BY AND AMONG THE ISSUER (THE "COMPANY") AND CERTAIN INVESTORS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

Whenever any of the Restricted Securities cease to be Restricted Securities, the holder thereof will be entitled to receive from the Company, without expense, upon surrender to the Company of the certificate representing such securities, a new certificate representing such securities of like tenor but not bearing a legend of the character set forth above.

          Section 7. Termination. Upon execution by Willis Stein and the Company of any agreement to terminate this Agreement at any time prior to consummation of the Company IPO, this Agreement shall immediately terminate. Upon any such termination, no party hereunder shall have any liability hereunder to any other party hereto, except for wilful breach hereof by such party prior to such termination.

          Section 8.  Certain Definitions.

          "Accreted Value" of any PIC Stock or Holdings Unit as of any date means:

          (i) in the case of any share of PIC Preferred Stock, the sum of the Unreturned Preferred Capital and the Unpaid Preferred Yield of such share (as defined in the Certificate of Incorporation of PIC); and

          (ii) in the case of any Preferred Unit of Holdings, the quotient determined by dividing (x) the sum as of such date of the Unreturned Preferred Capital and the Unpaid Preferred Yield (as defined in the LLC Agreement), divided by (y) the aggregate number of Preferred Units outstanding as of the determination thereof.

          "Board" means the Board of Directors of the Company.

          "Class A Common Units" has the meaning given to such term in the LLC Agreement.

          "Class D Common Units" means the Class D1 Common Units, Class D2 Common Units, Class D3 Common Units, Class D4 Common Units and Class D5 Common Units, each as defined in the LLC Agreement.

          "Class D Holder" means each holder of Class D Common Units listed on the attached Schedule of Class D Units.

          "Conversion Ratio" means 36.166847.

          "Holdings Options" means the options which were granted to employees of the Company and its Subsidiaries as of July 31, 1997 to purchase the number of Class A Common Units of Holdings.

          "Imputed Common Holdings Multiple" means 1.13265.

          "Imputed Preferred Holdings Multiple" means 1.11111.

          "IPO Price" means the price per share at which the Company Stock is to be offered and sold to the public at the closing of the Company IPO.

          "LLC Agreement" means the Limited Liability Company Agreement of Holdings originally effective as of September 30, 1996, as amended and restated as of July 31, 1997.

          "Non-Voting Investors" means, collectively, BankAmerica Investment Corporation, CIVC Partners II, Chase Equity Associates, L.P., FUI, Inc. and CIBC WG Argosy Merchant Fund 2, L.L.C.

          "Restricted Securities" means the Company Stock and Company Class B Stock issued hereunder and any securities issued with respect to such Company Stock or Company Class B Stock by way of any stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when (a) they have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) they have become eligible for sale pursuant to Rule 144 or Rule 144A or (c) an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that the transfer of such Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act and that no subsequent transfer of such Restricted Securities will require registration under the Securities Act has been delivered to the Company.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Securityholders Agreement" means the Securityholders Agreement dated as of September 30, 1996 among PIC, Holdings, the Company and certain of the Investors, as amended.

          "Voting Investors" means all Investors other than the Non-Voting Investors.

          Section 9.  Miscellaneous.

          9A. Reasonable Best Efforts. Each Investor shall use its reasonable best efforts to cause the conditions to the obligations of the parties contained in Section 3 hereof to be satisfied promptly, including without limitation by voting such Investor's Old Voting Shares and Old Non-Voting Shares to approve the Certificate of Amendment.

          9B. Amendment and Waiver. Any modification, amendment or waiver of any provision of this Agreement shall be effective against any Investor if such modification, amendment or waiver is approved in writing by Willis Stein; provided that any amendment, modification or waiver of any provision of this Agreement which has a material adverse effect on any Investor in its capacity as such, which would be borne disproportionately by such Investor relative to Willis Stein (measured by the value of such Investor's holdings of PIC Stock, Holdings Units and Old Company Stock), shall be effective against such Investor only if consented to in writing by such Investor; provided further that if more than one Investor is materially adversely affected in such a disproportionate manner, such amendment, modification or waiver shall be effective against all Investors who are similarly so affected if consented to in writing by Investors holding a majority in value of the PIC Stock, Holdings Units and Old Company Stock held by such holders.

          9C. No Transfer. Each of the Investors hereby agrees that it will not, directly or indirectly, transfer any interest in any of its PIC Stock, Holdings Units or Old Company Stock except to the Company at the Closing, unless this Agreement is terminated prior thereto in accordance with Section 7 above.

          9D. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          9E. Captions. The captions used in this Agreement are for the convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement.

          9F. Gender. Reference herein to any gender, including the neutral gender, includes each other gender.

          9G. Entire Agreement. This Agreement, together with all exhibits and schedules attached hereto, and the other agreements dated the date hereof, contain the entire agreement between the parties with respect to the subject matter hereof, and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

          9H. Counterparts. This Agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.

          9I. Governing Law. The corporate law of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

          9J. No Third Party Beneficiary Rights. This Agreement is intended solely for the benefit of the parties hereto. Nothing herein shall be construed or deemed to create any rights or benefits in any third parties or third party beneficiaries.

          9K. Several Obligations; Understanding Among Investors. The obligations hereunder of each of the Investors shall be several and not joint. The liabilities of each PIC Investor in respect of the representations and warranties included in Section 4D above shall be several, in proportion to each such Investor's holdings of PIC Stock. The determination of each Investor to execute this Agreement, to contribute PIC Stock and Holdings Units pursuant hereto and to consent to the cancellation of its Old Common Stock and the issuance therefor of Company Stock has been made by such Investor independent of any other Investor and independent of any statements or opinions as to the advisability of such transaction which may have been made or given by any other Investor or by any agent or employee of any other Investor. In addition, it is acknowledged by each of the other Investors that Willis Stein has not acted as an agent of such Investor in connection with making its investment hereunder and that Willis Stein shall not be acting as an agent of such Investor in connection with monitoring its investment hereunder or in any other respect.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the parties hereto have executed this Contribution and Recapitalization Agreement as of the date first written above.

                              THE PETERSEN COMPANIES, INC.


                              By:  ________________________________
                              Title:

                              WILLIS STEIN & PARTNERS, L.P.
                              By:  Willis Stein & Partners, L.L.C.
                              Its:   General Partner


                              By:  ________________________________
                              Name:      Daniel H. Blumenthal
                              Title:     Managing Director

                              NASSAU CAPITAL PARTNERS II, L.P.
                              By:        Nassau Capital, L.L.C.
                              Title:     General Partner

                              By:  _______________________________
                              Name:
                              Title:

                              NAS PARTNERS I, L.L.C.


                              By:  _______________________________
                              Name:
                              Title:

                              PETERSEN PROPERTIES

                              By:  _______________________________
                              Name:  Robert E. Petersen
                              Title:  Chairman of the Board

                              BANKAMERICA INVESTMENT CORPORATION


                              By:  _______________________________
                              Name:
                              Title:

[Signature Page to Contribution and Recapitalization Agreement]

                              CHASE EQUITY ASSOCIATES, L.P.
                              By:   Chase Capitals Partners
                              Its:  General Partner

                              By:
                                    ------------------------------
                              Name:
                              Title:     General Partner

                              ALLSTATE INSURANCE COMPANY


                              By:
                                    ------------------------------
                              Name:
                              Title:

                              FUI, INC.


                              By:
                                    ------------------------------
                              Name:
                              Title:

                              CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.


                              By:
                                    ------------------------------
                              Name:
                              Title:

                              NORWEST EQUITY CAPITAL, L.L.C.
                              By:   Itasca NEC, L.L.C.
                              Its:  Managing Member

                              By:
                                    ------------------------------
                              Name:
                              Title:


                              ------------------------------------
                                     James D. Dunning,Jr.

                              JAMES D. DUNNING III TRUST


                              By:
                                    ------------------------------
                              Name:
                              Title:

[Signature Page to Contribution and Recapitalization Agreement]

                                       DAVID F. DUNNING TRUST


                                       By:  ________________________________
                                       Name:
                                       Title:

                                       CIVC PARTNERS II


                                       By:  ________________________________
                                       Name:
                                       Title: A General Partner

                                       THE LAURENCE H. BLOCH AND CINDY BLOCH
                                       TRUST

                                       By:  ________________________________
                                       Name:  Laurence H. Bloch
                                       Title:


                                       _____________________________________
                                              Stuart Karu


                                       _____________________________________
                                              Thomas J. Strauss


                                       _____________________________________
                                              Irwin Bard


                                       _____________________________________
                                              Bernard Shavitz


                                       _____________________________________
                                              D. Claeys Bahrenburg


                                       _____________________________________
                                              Neal Vitale

[Signature Page to Contribution and Recapitalization Agreement]

                                        ________________________________________
                                              Richard S Willis


                                        ________________________________________
                                              John Dianna


                                        ________________________________________
                                              Richard P. Lague


                                        ________________________________________
                                              Paul Tzimoulis


                                        ________________________________________
                                              David Myers


                                        ________________________________________
                                              Ken Elliot


                                        ________________________________________
                                              Lee Kelley


                                        ________________________________________
                                              Michael Borchetta


                                        ________________________________________
                                              Justin McCormack

                                      DEAN WITTER REYNOLDS, Custodian for Justin
                                      McCormack IRA Rollover


                                      By:  _______________________________
                                      Name:
                                      Title:

[Signature Page to Contribution and Recapitalization Agreement]

                                     MLPF&S, Custodian FPO James Guthrie IRA FBO
                                     James Guthrie


                                     By:  _______________________________
                                     Name:
                                     Title:

                                       _________________________________________
                                              Charlotte Perkins


                                       _________________________________________
                                              Amy Wilkins

SCHEDULE OF INVESTORS (PAGE 1)
====================================================================================================================================
                                                                                                               Imputed Ownership of
                                                                                     Direct Ownership of           Holdings LLC
                                                       Direct Ownership of PCI           Holdings LLC             through PCI(2)
                                                      --------------------------  --------------------------  ----------------------
                                                      A (Voting)  B (Non-voting)  Preferred       Class A     Preferred   Class A
Group                                                   Shares        Shares        Units       Common Units    Units   Common Units
-----                                                 ----------  --------------  ---------     ------------  --------- ------------
Willis Stein & Partners, L.P.                            1,000.0             -    110,000.0(1)  110,000.0(1)    1,111.1      1,132.6
Petersen Publishing Company                                500.0             -     55,000.0      55,000.0         555.6        566.3
BankAmerica Investment Corporation                           -             360.0   39,600.0      39,600.0         400.0        407.8
Chase Equity Associates, L.P.                                -             300.0   33,000.0      33,000.0         333.3        339.8
Allstate Insurance Company                                 300.0             -     33,000.0      33,000.0         333.3        339.8
FUI, Inc.                                                    -             250.0   27,500.0      27,500.0         277.8        283.2
CIBC WG Argosy Merchant Fund 2, L.L.C.                       -             250.0   27,500.0      27,500.0         277.8        283.2
Norwest Equity Capital, L.L.C.                             100.0             -     11,000.0      11,000.0         111.1        113.3
Nassau Capital Partners II L.P.                             99.5             -     10,945.6(1)   10,945.6(1)      110.6        112.7
James D. Dunning, Jr.                                       42.0             -      4,620.0       4,620.0          46.7         47.6
James D. Dunning III Trust                                   1.0             -        110.0         110.0           1.1          1.1
David F. Dunning Trust                                       1.0             -        110.0         110.0           1.1          1.1
CIVC Partners II                                             -              40.0    4,400.0       4,400.0          44.4         45.3
D. Claeys Bahrenburg                                        30.0             -      3,300.0       3,300.0          33.3         34.0
The Laurence H. Bloch and Cindy Bloch Trust                 20.0             -      2,200.0       2,200.0          22.2         22.7
Stuart Karu                                                 20.0             -      2,200.0       2,200.0          22.2         22.7
Neal Vitale                                                 15.0             -      1,650.0       1,650.0          16.7         17.0
Richard S. Willis                                            6.0             -        660.0         660.0           6.7          6.8
Irwin Bard                                                  10.0             -      1,100.0       1,100.0          11.1         11.3
Bernard Shavitz                                              3.0             -        330.0         330.0           3.3          3.4
John Dianna                                                  2.0             -        220.0         220.0           2.2          2.3
Dick Lague                                                   2.0             -        220.0         220.0           2.2          2.3
Paul Tzimoulis                                               2.0             -        220.0         220.0           2.2          2.3
David Myers                                                  1.0             -        110.0         110.0           1.1          1.1
Ken Elliot                                                   1.0             -        110.0         110.0           1.1          1.1
Lee Kelley                                                   0.2             -         22.0          22.0           0.2          0.2
Michael Borchetta                                            -               -          -             -             -            -
Thomas J. Strauss                                            1.0             -        110.0         110.0           1.1          1.1
Justin McCormick                                             2.0             -        220.0         220.0           2.2          2.3
MLPF&S Custodian FPO James Guthrie IRRA FBO James            1.8             -        200.0         200.0           2.0          2.1
Charlotte Perkins                                            0.7             -         80.0          80.0           0.8          0.8
Amy Wilkins                                                  0.9             -        100.0         100.0           1.0          1.0
NAS Partners I L.L.C.                                        0.5             -         54.4(1)       54.4(1)        0.5          0.6
                                                      ----------  --------------  ---------     ---------     --------- ------------
    Sub-Total                                            2,162.7         1,200.0  369,892.0     369,892.0       3,736.3      3,808.7
                                                      ==========  ==============  =========     =========     ========= ============

                                                                                       Management Units       Total Direct & Imputed
                                                        Total Direct & Imputed       Direct Ownership of           Ownership of
                                                      Ownership of Holdings LLC          Holdings LLC              Holdings LLC
                                                      --------------------------  --------------------------  ----------------------
                                                                                                 Converted
                                                                                   Class A        Class D
                                                      Preferred                    Common          Common      Common
Group                                                   Units        Percent        Units         Units(3)      Units     Percent
-----                                                 ----------  --------------  ---------     ------------  --------- ------------
Willis Stein & Partners, L.P.                          111,111.1            29.7%       -             -       111,132.6        24.9%
Petersen Publishing Company                             55,555.6            14.9%       -             -        55,566.3        12.5%
BankAmerica Investment Corporation                      40,000.0            10.7%       -             -        40,007.8         9.0%
Chase Equity Associates, L.P.                           33,333.3             8.9%       -             -        33,339.8         7.5%
Allstate Insurance Company                              33,333.3             8.9%       -             -        33,339.8         7.5%
FUI, Inc.                                               27,777.8             7.4%       -             -        27,783.2         6.2%
CIBC WG Argosy Merchant Fund 2, L.L.C.                  27,777.8             7.4%       -             -        27,783.2         6.2%
Norwest Equity Capital, L.L.C.                          11,111.1             3.0%       -             -        11,113.3         2.5%
Nassau Capital Partners II L.P.                         11,056.2             3.0%       -             -        11,058.3         2.5%
James D. Dunning, Jr.                                    4,666.7             1.2%   8,278.6      13,201.3      26,147.5         5.9%
James D. Dunning III Trust                                 111.1             0.0%       -             -           111.1         0.0%
David F. Dunning Trust                                     111.1             0.0%       -             -           111.1         0.0%
CIVC Partners II                                         4,444.4             1.2%       -             -         4,445.3         1.0%
D. Claeys Bahrenburg                                     3,333.3             0.9%   5,174.1       4,748.7      13,256.8         3.0%
The Laurence H. Bloch and Cindy Bloch Trust              2,222.2             0.6%   6,209.0       6,591.1      15,022.8         3.4%
Stuart Karu                                              2,222.2             0.6%   4,139.3       3,798.9      10,160.9         2.3%
Neal Vitale                                              1,666.7             0.4%   5,174.1       7,028.0      13,869.2         3.1%
Richard S. Willis                                          666.7             0.2%   1,034.8       2,621.3       4,322.9         1.0%
Irwin Bard                                               1,111.1             0.3%       -             -         1,111.3         0.2%
Bernard Shavitz                                            333.3             0.1%       -             -           333.4         0.1%
John Dianna                                                222.2             0.1%     413.9           -           636.2         0.1%
Dick Lague                                                 222.2             0.1%     413.9           -           636.2         0.1%
Paul Tzimoulis                                             222.2             0.1%     413.9           -           636.2         0.1%
David Myers                                                111.1             0.0%     207.0           -           318.1         0.1%
Ken Elliot                                                 111.1             0.0%     413.9           -           525.1         0.1%
Lee Kelley                                                  22.2             0.0%     413.9           -           436.2         0.1%
Michael Borchetta                                            -               0.0%     413.9           -           413.9         0.1%
Thomas J. Strauss                                          111.1             0.0%       -             -           111.1         0.0%
Justin McCormick                                           222.2             0.1%     413.9           -           636.2         0.1%
MLPF&S Custodian FPO James Guthrie IRRA FBO James          202.0             0.1%     413.9           -           616.0         0.1%
Charlotte Perkins                                           80.8             0.0%     413.9           -           494.8         0.1%
Amy Wilkins                                                101.0             0.0%     413.9           -           515.0         0.1%
NAS Partners I L.L.C.                                       54.9             0.0%       -             -            54.9         0.0%
                                                      ----------           -----  ---------     ---------     ---------       ------
   Sub-Total                                           373,628.3           100.0%  34,356.3      37,989.3     446,046.3       100.0%
                                                      ==========           =====  =========     =========     =========       ======

Defined Terms
-------------
The Petersen Companies, Inc. ("PCI")
Petersen Holdings, L.L.C. ("Holdings LLC")
Petersen Publishing, L.L.C. ("Publishing LLC")
Petersen Investment Corp. ("PIC")

-------------------------------
(1) Represents holdings of Common Stock or Preferred Stock of PIC, as applicable. Also represents an equivalent number of Class A Common Units or Preferred Units, as applicable, held indirectly through PIC.
(2)  Includes PCI's ownership of Publishing LLC.
(3) Assumes an IPO Price within the $15 per share to $17 per share filing range as shown on the cover of the Prospectus.


CONFIDENTIAL

SCHEDULE OF INVESTORS (PAGE 2)
-------------------------------------------------------------------------------
Common Shares of The Petersen Companies, Inc.



                                                               From Direct Ownership of Holdings LLC
                                              --------------------------------------------------------------------------------
                                                         Invested                   Management Units
                                              -----------------------------    ------------------------------
                                                   Class A      Preferred        Class A     Converted Class
         Entity                                 Common Units      Units         Common Units  D Common Units        Sub-Total
-------------------------------------------   --------------  -------------    -------------  ---------------      -----------
 Willis Stein & Partners, L.P.                  3,978,353.2     3,447,222.5                -                -      7,425,575.6
 Petersen Publishing Company                    1,989,176.6     1,723,611.2                -                -      3,712,787.8
 BankAmerica Investment Corporation             1,432,207.1     1,241,000.1                -                -      2,673,207.2
 Chase Equity Associates, L.P.                  1,193,506.0     1,034,166.7                -                -      2,227,672.7
 Allstate Insurance Company                     1,193,506.0     1,034,166.7                -                -      2,227,672.7
 FUI, Inc.                                        994,588.3       861,805.6                -                -      1,856,393.9
 CIBC WG Argosy                                   994,588.3       861,805.6                -                -      1,856,393.9
 Norwest Equity Capital, L.L.C.                   397,835.3       344,722.2                -                -        742,557.6
 Nassau Capital Partners II L.P.                  395,868.3       343,017.8                -                -        738,886.1
 James D. Dunning, Jr.                            167,090.8       144,783.3        299,411.8        477,449.2      1,088,735.2
 James D. Dunning III Trust                         3,978.4         3,447.2                -                -          7,425.6
 David F. Dunning Trust                             3,978.4         3,447.2                -                -          7,425.6
 CIVC Partners II                                 159,134.1       137,888.9                -                -        297,023.0
 D. Claeys Bahrenburg                             119,350.6       103,416.7        187,132.4        171,744.3        581,644.0
 The Laurence H. Bloch and Cindy Bloch Trust       79,567.1        68,944.4        224,558.9        238,381.1        611,451.5
 Stuart Karu                                       79,567.1        68,944.4        149,705.9        137,395.4        435,612.9
 Neal Vitale                                       59,675.3        51,708.3        187,132.4        254,181.6        552,697.6
 Richard S. Willis                                 23,870.1        20,683.3         37,426.5         94.802.9        176,782.8
 Irwin Bard                                        39,783.5        34,472.2                -                -         74,255.8
 Bernard Shavitz                                   11,935.1        10,341.7                -                -         22,276.7
 John Dianna                                        7,956.7         6,894.4         14,970.6                -         29,821.7
 Dick Lague                                         7,956.7         6,894.4         14,970.6                -         29,821.7
 Paul Tzimoulis                                     7,956.7         6,894.4         14,970.6                -         29,821.7
 David Myers                                        3,978.4         3,447.2          7,485.3                -         14,910.9
 Ken Elliot                                         3,978.4         3,447.2         14,970.6                -         22,396.2
 Lee Kelley                                           795.7           689.4         14,970.6                -         16,455.7
 Michael Borchetta                                        -               -         14,970.6                -         14,970.6
 Thomas J. Strauss                                  3,978.4         3,447.2                -                -          7,425.6
 Justin McCormick                                   7,956.7         6,894.4         14,970.6                -         29,821.7
 James Guthrie                                      7,233.4         6,267.7         14,970.6                -         28,471.6
 Charlotte Perkins                                  2,893.3         2,507.1         14,970.6                -         20,371.0
 Amy Wilkins                                        3,616.7         3,133.8         14,970.6                -         21,721.1
 NAS Partners I L.L.C.                              1,967.1         1,704.4                -                -          3,671.5
 Other Management                                         -               -                -                -                -
 Public                                                   -               -                -                -                -
                                              --------------  -------------    -------------  ---------------      -----------
   Total                                       13,377,827.4    11,591,818.2      1,242,559.1      1,373,954.5     27,586,159.2
   Total Shares

                                                From Ownership of PCI through                                   Total
                                              Imputed Ownership of Holdings LLC                       -------------------------
                                            ----------------------------------------                    Class A       Class B
                                               Class A       Preferred                                   Voting      Non-Voting
         Entity                              Common Units      Units      Sub-Total         Total        Shares        Shares
------------------------------------------- --------------  ------------ -----------    ------------ ------------   -----------
 Willis Stein & Partners, L.P.                    40,964.3      34,820.4    75,784.7     7,501,360.0  7,501.360.0             -
 Petersen Publishing Company                      20,482.1      17,410.2    37,892.4     3,750,680.0  3,750,680.0             -
 BankAmerica Investment Corporation               14,747.1      12,535.4    27,282.5     2,700,490.0            -   2,700,490.0
 Chase Equity Associates, L.P.                    12,289.3      10,446.1    22,735.4     2,250,408.0  1,319,000.0     931,408.0
 Allstate Insurance Company                       12,289.3      10,446.1    22,735.4     2,250.408.0  2,250,408.0             -
 FUI, Inc.                                        10,241.1       8,705.1    18,946.2     1,875,340.0            -   1,875,340.0
 CIBC WG Argosy                                   10,241.1       8,705.1    18,946.2     1,875,340.0            -   1,875,340.0
 Norwest Equity Capital, L.L.C.                    4,096.4       3,482.0     7,578.5       750,136.0    750,136.0             -
 Nassau Capital Partners II L.P.                   4,076.2       3,464,8     7,541.0       746,427.0    746,427.0             -
 James D. Dunning, Jr.                             1,720.5       1,462.5     3,183.0     1,091,918.0  1,091,918.0             -
 James D. Dunning III Trust                           41.0          34.8        75.8         7,501.0      7,501.0             -
 David F. Dunning Trust                               41.0          34.8        75.8         7,501.0      7,501.0             -
 CIVC Partners II                                  1,638.6       1,392.8     3,031.4       300,054.0            -     300,054.0
 D. Claeys Bahrenburg                              1,228.9       1,044.6     2,273.5       583,918.0    583,918.0             -
 The Laurence H. Bloch and Cindy Bloch Trust         819.3         696.4     1,515.7       612,967.0    612,967.0             -
 Stuart Karu                                         819.3         696.4     1,515.7       437,129.0    437,129.0             -
 Neal Vitale                                         614.5         522.3     1,136.8       553,834.0    553,834.0             -
 Richard S. Willis                                   245.8         208.9       454.7       177,237.0    177,237.0             -
 Irwin Bard                                          409.6         348.2       757.8        75,014.0     75,014.0             -
 Bernard Shavitz                                     122.9         104.5       227.4        22,504.0     22,504.0             -
 John Dianna                                          81.9          69.6       151.6        29,973.0     29,973.0             -
 Dick Lague                                           81.9          69.6       151.6        29,973.0     29,973.0             -
 Paul Tzimoulis                                       81.9          69.6       151.6        29,973.0     29,973.0             -
 David Myers                                          41.0          34.8        75.8        14,987.0     14,987.0             -
 Ken Elliot                                           41.0          34.8        75.8        22,472.0     22,472.0             -
 Lee Kelley                                            8.2           7.0        15.2        16,471.0     16,471.0             -
 Michael Borchetta                                       -             -           -        14,971.0     14,971.0             -
 Thomas J. Strauss                                    41.0          34.8        75.8         7,501.0      7,501.0             -
 Justin McCormick                                     81.9          69.6       151.6        29,973.0     29,973.0             -
 James Guthrie                                        74.5          63.3       137.8        28,609.0     28,609.0             -
 Charlotte Perkins                                    29.8          25.3        55.1        20,426.0     20,426.0             -
 Amy Wilkins                                          37.2          31.7        68.9        21,790.0     21,790.0             -
 NAS Partners I L.L.C.                                20.3          17.2        37.5         3,709.0      3,709.0             -
 Other Management                                        -             -           -               -            -             -
 Public                                                  -             -           -               -  6,250,000.0             -
                                            --------------  ------------ -----------    ------------ ------------  ------------
   Total                                         137,748.7     117,089.1   254,837.8    27,840,994.0 26,408,362.0   7,682,632.0
   Total Shares                                                                                                    34,090,994.0


For the calculation of the number of shares issued in exchange for Preferred Units, the IPO Price has been assumed to be equal to the midpoint ($16 per share) of the filing range as shown on the cover of the Prospectus and the Closing Date has been assumed to be
September 30, 1997. All numbers shown in the table above are denominated in Common Shares of The Petersen Companies, Inc.

CONFIDENTIAL

SCHEDULE OF CLASS D UNITS
--------------------------------------------------------------------------------







                                                        Converted
                                                     Class D Units (1)
                                                     -----------------

James D. Dunning, Jr.                                   13,201.29
The Laurence H. Bloch and Cindy Bloch Trust              6,591.15
Stuart Karu                                              3,798.93
D. Claeys Bahrenburg                                     4,748.67
Neal Vitale                                              7,028.03
Richard S. Willis                                        2,621.26
                                                        ---------
   Total                                                37,989.33








-----------------
(1) Assumes an IPO Price within the $15 per share to $17 per share filing range as shown on the cover of the Prospectus.





CONFIDENTIAL